December 30, 2019

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Supplement to the Summary Prospectus and Prospectus,
each dated April 30, 2019, as supplemented
with respect to the Small Company Value Portfolio (the “Portfolio”)

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS OF THE SMALL COMPANY VALUE PORTFOLIO (THE “PORTFOLIO”) AND IN THE COMPANY’S PROSPECTUS.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 5, 2019, the Board approved the following:
(i) a subadvisory agreement between Wilshire and Diamond Hill Capital Management, Inc. (“Diamond Hill”), effective December 24, 2019; and
(ii) a subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), effective December 24, 2019.
The Summary Prospectus and Prospectus are supplemented as detailed below.
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The second sentence of the second paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus and the Prospectus of the Small Company Value Portfolio (the “Portfolio”) is supplemented to include reference to Diamond Hill and Hotchkis & Wiley, as follows (emphasis added to denote change).
Each of Diamond Hill Capital Management, Inc. (“Diamond Hill”), Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”), and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) manage a portion of the Portfolio.
The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus and Prospectus of the Portfolio.
In managing its portion of the Portfolio, Diamond Hill focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, Diamond Hill concentrates on the fundamental economic drivers of the business. The primary focus is on a “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. Diamond Hill also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If Diamond Hill’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities for the portion of the Portfolio it manages, Diamond Hill is not constrained by the sector or industry weights in the benchmark. Diamond Hill relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where Diamond Hill has the highest level of conviction. Once a stock is selected, Diamond Hill continues to monitor the company’s strategies, financial performance and competitive environment. Diamond Hill may sell a security as it reaches Diamond Hill’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.
In managing its portion of the Portfolio, Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, “bottom-up” investment process based on a proprietary model that is augmented with internally-generated fundamental research. Hotchkis & Wiley seeks broad diversified exposure to these investment opportunities by holding approximately 300-400 portfolio securities. With the exception of diversification guidelines, Hotchkis & Wiley does not employ pre-determined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.
The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus and Prospectus of the Portfolio.
Diamond Hill
Christopher Welch, CFA, is a Portfolio Manager on various of Diamond Hill’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Welch has been with Diamond Hill since 2005 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
Aaron Monroe, CFA, is a Portfolio Manager on various of Diamond Hill’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Welch has been with Diamond Hill since 2007 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
Hotchkis & Wiley
Judd Peters, CFA, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Peters has been with Hotchkis & Wiley since 2003 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
Ryan Thomes, CFA, is a Portfolio Manager on various of Hotchkis & Wiley’s portfolio manager teams and is a Portfolio Manager of the Small Company Value Portfolio. Mr. Thomes has been with Hotchkis & Wiley since 2008 and has served as a Portfolio Manager of the Small Company Value Portfolio since December 2019.
The paragraphs under the sub-heading “Style Portfolios” under the heading “More Information About Investments and Risks” in the Prospectus are supplemented to include the following:
Diamond Hill serves as a subadviser to a portion of the Small Company Value Portfolio.
Hotchkis & Wiley serves as a subadviser to a portion of the Small Company Value Portfolio.
The second sentence in the second paragraph under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus is revised as follows:
A discussion regarding the basis for the Board’s approval of each subadvisory agreement is available in the Company’s annual report to shareholders dated December 31, 2018, with the exception of the discussion regarding the basis for the Board’s approval of each subadvisory agreement with Diamond Hill and Hotchkis & Wiley, which will be available in the Company’s annual report to shareholders dated December 31, 2019.
The following supplements the information under the sub-heading “Investment Subadvisers” under the heading “Management of the Portfolios” in the Prospectus:
Diamond Hill
Wilshire entered into a subadvisory agreement with Diamond Hill, effective December 24, 2019, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Diamond Hill is located at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Diamond Hill is a wholly owned subsidiary of Diamond Hill Investment Group, Inc. As of November 30, 2019, Diamond Hill managed approximately $23.1 billion in regulatory assets under management. Diamond Hill’s investment team for the Portfolio consists of Christopher Welch and Aaron Monroe.
Christopher Welch has a Bachelor of Arts degree in Economics from Yale University and holds the CFA designation. He has been an investment professional with Diamond Hill since November 2005. Mr. Welch currently serves as Portfolio Manager for Diamond Hill. From 2004 to November 2005, Mr. Welch was a Portfolio Manager for Fiduciary Trust Company International, an investment management firm. From 1995 to 2002, Mr. Welch served as a Portfolio Manager and Senior Equity Analyst for Nationwide Insurance and its mutual fund unit, Gartmore Global Investments.
Aaron Monroe has a Bachelor of Science degree in Finance, Accounting and Economics from The Ohio State University (cum laude) and holds the CFA designation. He has been an investment professional with Diamond Hill since June 2007. Mr. Monroe currently serves as a Portfolio Manager for Diamond Hill. From 2007 to 2008, Mr. Monroe served as an Equity Trader with Diamond Hill. From 2006 to 2007, Mr. Monroe was a Consulting Group Analyst with Smith Barney. In 2005, Mr. Monroe was an Associate with Duff & Phelps.

Hotchkis & Wiley
Wilshire entered into a subadvisory agreement with Hotchkis & Wiley, effective December 24, 2019, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Board. Hotchkis & Wiley is located at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017. Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.
As of September 30, 2019, Hotchkis & Wiley managed approximately $30 billion in regulatory assets under management. Hotchkis & Wiley’s investment team for the Portfolio consists of Judd Peters and Ryan Thomes.
Judd Peters is a Portfolio Manager of Hotchkis & Wiley since 2003. He joined Hotchkis & Wiley’s predecessor investment advisory firm in 1999 as an equity analyst and became portfolio manager in 2003. Prior to joining Hotchkis & Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his Bachelor of Arts degree in Mathematics and a Bachelor of Science degree in Biochemistry from University of California, San Diego.
Ryan Thomes is a Portfolio Manager of Hotchkis & Wiley since 2018 and served as an analyst of Hotchkis and Wiley from 2008 to 2017. Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. He began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his Bachelor of Science degree in Entrepreneurial Management and Finance from the University of Minnesota.
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If you have any questions regarding the Small Company Value Portfolio or any series of the Company, please call (866) 591-1568.
Investors Should Retain this Supplement for Future Reference.

December 30, 2019

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Small Company Value Portfolio
Investment Class Shares (DTSVX)
Institutional Class Shares (WSMVX)

Supplement to the Statement of Additional Information (“SAI”), as supplemented, dated April 30, 2019

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE COMPANY.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).
On November 5, 2019, the Board approved the following:
(i) a subadvisory agreement between Wilshire and Diamond Hill Capital Management, Inc. (“Diamond Hill”), effective December 24, 2019; and
(ii) a subadvisory agreement between Wilshire and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”), effective December 24, 2019.
The SAI is supplemented as detailed below.
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The third sentence in the paragraph under the heading “The Portfolios” in the SAI is supplemented to include reference to Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”).
The fifth paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:
Pursuant to subadvisory agreements with Wilshire dated April 1, 2002 (as amended), December 24, 2019, and December 24, 2019, respectively, Los Angeles Capital, Diamond Hill, and Hotchkis & Wiley each manage a portion of the Small Company Value Portfolio.
The third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is supplemented with the following sentence:
Each subadvisory agreement with respect to Diamond Hill and Hotchkis & Wiley were approved for the period ending August 31, 2021.
The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:
Diamond Hill
Chris Welch and Aaron Monroe manage Diamond Hill’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of November 30, 2019.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Chris Welch, CFA
Registered Investment Companies	10	$11,886	0	$0
Other Pooled Investment Vehicles	3	$260	0	$0
Other Accounts	383	$3,443	0	$406
Aaron Monroe, CFA
Registered Investment Companies	2	$852	0	$0
Other Pooled Investment Vehicles	1	$209	0	$0
Other Accounts	3	$25	0	$0

Conflicts of Interest
Chris Welch and Aaron Monroe (each, a “Portfolio Manager”) are also responsible for managing other account portfolios in addition to the portion of the Small Company Value Portfolio (the “Portfolio”) which they manage. Management of other accounts, in addition to the Portfolio, can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a Portfolio Manager may spend on other accounts versus the respective funds they manage. Diamond Hill has implemented specific policies and procedures to address any potential conflicts. Diamond Hill’s Form ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Portfolio.
Performance Based Fees
Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account (“Performance Fee Accounts”). As a result of the performance-based fee component, Diamond Hill may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.
Trade Allocation
Diamond Hill manages numerous accounts in addition to the portion of the Portfolio it manages. When the Portfolio and another of Diamond Hill’s clients seek to purchase or sell the same security at or about the same time, Diamond Hill may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a fund because of increased volume of the transaction. However, when another of Diamond Hill’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, Diamond Hill has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Portfolio and one or more other accounts where Diamond Hill has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through Diamond Hill’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.
Personal Security Trading by the Portfolio Managers
Diamond Hill has adopted a Code of Ethics designed to: (1) demonstrate Diamond Hill’s duty at all times to place the interest of clients and Portfolio shareholders first; (2) align the interests of the Portfolio Managers with clients and Portfolio shareholders; and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The Code of Ethics prohibits all employees of Diamond Hill, including the Portfolio Managers, from purchasing any individual equity or fixed income securities that are eligible to be purchased by the Portfolio. The Code of Ethics also prohibits the purchase of third party mutual funds that invest primarily in U.S. equity or taxable bond securities or that are included in the Morningstar World Large Stock category.
Best Execution and Research Services
Diamond Hill has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond Hill adopted a policy that prohibits considering any factor other than best execution when a client trade is placed with a broker-dealer.
Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.
Compensation
Chris Welch and Aaron Monroe are paid by Diamond Hill a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, Mr. Welch and Mr. Monroe also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the fund(s) that they manage,

•	Diamond Hill’s assessment of the investment contribution they make to funds they do not manage,

•	Diamond Hill’s assessment of each Portfolio Manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	Diamond Hill’s assessment of each Portfolio Manager’s contribution to client service, marketing to prospective clients and investment communication activities.
As of November 30, 2019, Mr. Welch and Mr. Monroe did not own any shares of the Small Company Value Portfolio.
The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:
Diamond Hill
Diamond Hill has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations and the Proxy Policy has been approved as the policies and procedures that Diamond Hill will use when voting proxies on behalf of the portion of the Portfolio it manages. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Portfolio and its shareholders considering all relevant factors without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the interest of the client account, on one hand, and those of Diamond Hill on the other, will be reported to the client and the client will provide direction to Diamond Hill on how to vote the proxy. The Proxy Policy sets forth Diamond Hill’s voting guidelines. The guidelines contain information about the key objectives in voting proxies, various client and adviser decision methods, conflicts of interest, general voting principles, and detailed explanations on how Diamond Hill will typically vote on certain matters that are typically up for shareholder vote. Each vote is ultimately determined on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.
Hotchkis & Wiley
Judd Peters and Ryan Thomes manage Hotchkis & Wiley’s portion of the Small Company Value Portfolio. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of November 30, 2019.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Judd Peters, CFA
Registered Investment Companies	18	$16,616	1	$8,432
Other Pooled Investment Vehicles	12	$1,359	1	$47
Other Accounts	59	$9,146	4	$1,526
Ryan Thomes, CFA
Registered Investment Companies	18	$16,616	1	$8,432
Other Pooled Investment Vehicles	12	$1,359	1	$47
Other Accounts	59	$9,146	4	$1,526

Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a Hotchkis & Wiley portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other hand. For example, the Hotchkis & Wiley Investment Team (the “Investment Team”) also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley’s other business activities and Hotchkis & Wiley’s possession of material non-public information about an issuer.
Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.
Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.
Compensation
The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.
The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.
Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.
Judd Peters and Ryan Thomes own equity in Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley’s profits. Investment professionals may also receive contributions under Hotchkis & Wiley’s profit sharing/401(k) plan.
Hotchkis & Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership thereby increasing the equity bank. This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.
Hotchkis & Wiley believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.
As of November 30, 2019, Mr. Peters and Mr. Thomes did not own any shares of the Small Company Value Portfolio.
The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:
Hotchkis & Wiley
Generally, Hotchkis & Wiley will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in a fund’s account in such manner as Hotchkis & Wiley deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that Hotchkis & Wiley may consider what would be in a fund’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of Hotchkis & Wiley and a fund, a member of Hotchkis & Wiley’s Proxy Oversight Committee will review the vote to determine that the decision was consistent with established guidelines and not prompted by any conflict of interest.
Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent Hotchkis & Wiley’s ability to vote proxies. As a result, a fund’s non-U.S. proxies will be voted on a best-efforts basis.
PURPOSE
The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis & Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). It is H&W’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).
POLICY
H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions. A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.
H&W’s Proxy Oversight Committee (“POC”) (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.
Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management’s positions. To vote client proxies, H&W utilizes Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services.
In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.
When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.
GUIDELINES
Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Management Proposals
H&W recognizes that a company’s management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items, if recommended by management, are likely to be supported:

•	Ratification of appointment of independent auditors

•	General updating/corrective amendments to charter

•	Increase in common share authorization for a stock split or share dividend

•	Stock option plans that are incentive based and not excessive

•	Election of directors
The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•	Directors’ liability and indemnity proposals

•	Executive compensation plans

•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote

•	Anti-takeover and related provisions

Shareholder Proposals
Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries and economic impact. In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.
Generally, shareholder proposals related to the following items are not supported:

•	Declassification of the board

•	Cumulative voting

•
Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.
Conflict of Interest
Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client. In the event that any proxies raise a conflict of interest, a member of the POC will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.
H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W’s proxy voting policy.
PROCEDURES
H&W’s Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions. H&W’s Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.
The proxy will be routed to the analyst responsible for that holding. The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company. An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such “against management votes.” In the event an analyst is proposing to vote against management’s recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W’s vote is not prompted by any conflict of interests. All determinations by POC will be documented.
LIMITATIONS
If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.
H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the client’s portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments. H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.
Proxies received after the termination date of a client account generally will not be voted. An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account’s holdings from its aggregated voting list.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client’s account non-U.S. proxies will be voted on a best efforts basis only.
Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.
Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.
Securities Lending
In order to generate incremental revenue, some clients may participate in a securities lending program. As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Coordinator (PC), may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.
PC and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date, the PC(s) will contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.
RECORD KEEPING
H&W or ISS, on H&W’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W’s request.
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If you have any questions regarding the Small Company Value Portfolio or any series of the Company, please call (866) 591-1568.
Investors Should Retain this Supplement for Future Reference.